SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-KA

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 19,1999
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                          COMMISSION FILE NO.: 0-23126
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                             RELIANCE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                                       11-3187176
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(State or other Jurisdiction of Incorporation            (IRS Employer or
 organization)                                          Identification No.)


                 585 Stewart Avenue, Garden City, New York 11530
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              (Address of principal executive officer) (Zip Code)


       Registrant's telephone number, including area code: (516) 222-9300
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Item 7 (c).       Exhibits

                  Exhibit 99.1      Termination Letter from KPMG LLP












































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 By:      /s/ Raymond A. Nielsen
                                          ------------------------
                                          Raymond A. Nielsen
                                          President and
                                          Chief Executive Officer



Dated:    June 9, 1999
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